UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2009

Western Asset Managed Municipals Fund Inc.

(MMU)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from Federal income tax* as is consistent with preservation of principal.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Board approval of management and subadvisory agreements	23

Additional shareholder information	28

Dividend reinvestment plan	29

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy was weak during the first half of the six-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the period.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of

Western Asset Managed Municipals Fund Inc.	I

Letter from the chairman continued

10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from last year’s financial crisis. After starting the period at 0.92% and 3.47%, respectively, two- and ten-year Treasury yields initially moved sharply higher (and their prices lower). Two-year yields peaked at 1.42% on June 8, 2009 and ten-year yields peaked at 3.98% on June 10th, before falling and ending the reporting period at 0.67% and 3.21%, respectively. In a reversal from 2008, investor risk aversion faded during the six-month reporting period, driving spread sector (non-Treasury) prices higher.

The municipal bond market lagged its taxable bond counterpart over the six months ended November 30, 2009. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 4.75% and 6.21%, respectively. While municipal securities outperformed the taxable market from July through September 2009, it was not enough to offset its weaker results in June, October and November 2009.

Performance review

For the six months ended November 30, 2009, Western Asset Managed Municipals Fund Inc. returned 9.69% based on its net asset value (“NAV”)viii and 12.80% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 4.75% over the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averageix returned 10.12% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

II	Western Asset Managed Municipals Fund Inc.

During the six-month period, the Fund made distributions to shareholders totaling $0.35 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2009. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of November 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$12.57 (NAV)	9.69%
$12.16 (Market Price)	12.80%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Western Asset Managed Municipals Fund Inc.	III

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

IV	Western Asset Managed Municipals Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 58 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc.	V

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Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of November 30, 2009 and May 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 98.2%
	Arizona — 3.5%
$3,705,000	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL, 5.000% due 8/1/19	$3,966,536
	Phoenix, AZ:
3,000,000	Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC, 5.250% due 7/1/22(a)	3,047,520
1,000,000	GO, 5.000% due 7/1/27(b)	1,056,880
	Salt Verde, AZ Financial Corp.:
	Gas Revenue:
10,000,000	5.000% due 12/1/32	8,491,800
10,040,000	5.000% due 12/1/37	8,254,486
2,000,000	Senior Gas Revenue, 5.250% due 12/1/28	1,850,220
	Total Arizona	26,667,442
	California — 13.9%
21,700,000	Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, 5.125% due 4/1/39	21,850,381
1,170,000	California EFA Revenue, 5.625% due 7/1/23	948,133
7,000,000	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 8/15/34	6,390,370
	California Housing Finance Agency Revenue, Home Mortgage:
3,100,000	4.700% due 8/1/24(a)	2,852,496
10,000,000	4.800% due 8/1/37(a)	7,972,700
5,000,000	California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC, 5.350% due 12/1/27	5,042,700
	California Statewide CDA Revenue:
5,885,000	Methodist Hospital Project, FHA, 6.625% due 8/1/29	6,624,627
3,000,000	St. Joseph Health System, FGIC, 5.750% due 7/1/47	3,060,870
7,375,000	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC, 5.000% due 10/1/29	6,456,148
6,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(b)	7,084,260
7,250,000	Los Angeles, CA,, Convention & Exhibition Center Authority Lease Revenue, 5.125% due 8/15/22	7,488,380
8,000,000	M-S-R Energy Authority, CA, Gas Revenue, 6.500% due 11/1/39	8,191,840
6,500,000	Modesto, CA, Irrigation District, COP, Capital Improvements, 6.000% due 10/1/39	6,791,980
3,340,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL, 5.125% due 9/1/30	3,115,452
1,145,000	Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL, 5.375% due 2/1/19	1,148,607
5,000,000	San Diego, CA, USD GO, FSA, 5.000% due 7/1/28	5,550,100

See Notes to Financial Statements.

2	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	California — 13.9% continued
$3,000,000	San Mateo County Community College District, COP, NATL, 5.000% due 10/1/25(b)	$3,494,790
2,500,000	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, NATL, 5.000% due 6/1/23	2,391,050
	Total California	106,454,884
	Colorado — 8.0%
	Denver, CO, City & County Airport Revenue:
10,945,000	6.125% due 11/15/25(a)(c)	13,558,775
13,630,000	Unrefunded Balance, 6.125% due 11/15/25(a)	13,632,453
1,700,000	El Paso County, CO, COP, Detention Facility Project, AMBAC, 5.000% due 12/1/23	1,745,594
	Garfield County, CO, GO, School District No. 2, FSA, State Aid Withholding:
2,300,000	5.000% due 12/1/23	2,417,990
1,000,000	5.000% due 12/1/25	1,046,930
20,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.500% due 11/15/38	20,912,400
7,320,000	University of Colorado, COP, Master Lease Purchase Agreement, AMBAC, 5.000% due 6/1/28(b)	8,247,664
	Total Colorado	61,561,806
	Connecticut — 0.1%
970,000	Connecticut State, HEFA Revenue, Child Care Facilities Project, AMBAC, 5.625% due 7/1/29	977,876
	Delaware — 1.3%
10,000,000	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC, 5.200% due 2/1/19	10,216,400
	District of Columbia — 2.0%
14,800,000	District of Columbia, Hospital Revenue, Childrens Hospital Obligation, FSA, 5.450% due 7/15/35	15,065,068
	Florida — 7.1%
5,000,000	Florida State Board of Education, Capital Outlay, GO, Public Education, Refunding, FSA, 5.000% due 6/1/24	5,240,250
1,465,000	Florida State Department of Transportation, GO, Right of Way Project, FGIC, 5.000% due 7/1/25	1,520,304
	Jacksonville, FL:
3,305,000	Electric Authority, Electric System Revenue, 5.000% due 10/1/28	3,365,812
5,620,000	Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	5,263,411
6,500,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25(a)	6,805,500
1,290,000	Miami Beach, FL, Stormwater Revenue, FGIC, 5.375% due 9/1/30	1,313,801
10,000,000	Miami-Dade County, FL, Aviation Revenue, 5.500% due 10/1/41	10,044,400

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 7.1% continued
	Orange County, FL:
$4,545,000	Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare, 5.000% due 11/1/35	$4,310,932
8,000,000	School Board, COP, AGC, 5.500% due 8/1/34	8,666,320
5,000,000	Orlando, FL, State Sales Tax Payments Revenue, 5.000% due 8/1/32	5,131,100
2,500,000	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC, 5.000% due 7/1/20	2,507,250
	Total Florida	54,169,080
	Georgia — 3.8%
13,000,000	Atlanta, GA, Water & Wastewater Revenue, 6.250% due 11/1/39	13,625,170
6,220,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.125% due 7/1/40	6,796,656
4,000,000	Main Street Natural Gas Inc., GA, Gas Project Revenue, 5.000% due 3/15/22	3,678,640
	Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	5.750% due 10/1/21(b)	2,417,925
	Refunding:
2,000,000	5.250% due 10/1/25	1,849,820
1,000,000	5.375% due 10/1/29	904,380
	Total Georgia	29,272,591
	Illinois — 2.6%
4,095,000	Chicago, IL, Refunding GO, FGIC, 5.500% due 1/1/35	4,141,273
	Illinois Finance Authority Revenue:
2,445,000	Advocate Health Care & Hospitals Corp. Network, 6.250% due 11/1/28	2,673,510
12,530,000	Alexian, FSA, 5.500% due 1/1/28	13,304,855
	Total Illinois	20,119,638
	Indiana — 2.0%
5,000,000	Indiana State Finance Authority Revenue, Trinity Health Credit Group, 5.250% due 12/1/38	4,796,100
5,000,000	Indianapolis, IN, Thermal Energy System, 5.000% due 10/1/25(d)	5,337,850
5,000,000	Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project, 6.625% due 1/1/39	5,298,500
	Total Indiana	15,432,450
	Kentucky — 2.3%
	Louisville & Jefferson County, KY:
5,000,000	Metro Government Health Facilities Revenue, Jewish Hospital St. Mary’s Healthcare, 6.125% due 2/1/37	5,219,500
13,000,000	Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	12,285,000
	Total Kentucky	17,504,500

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Maine — 0.2%
$1,770,000	Maine State Housing Authority Mortgage Revenue, 5.300% due 11/15/23	$1,791,169
	Maryland — 1.1%
	Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, FGIC:
2,500,000	5.125% due 7/1/32	2,549,725
2,000,000	5.200% due 7/1/32	2,043,400
3,075,000	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26(b)	3,519,338
	Total Maryland	8,112,463
	Massachusetts — 4.7%
2,430,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30(b)	2,503,896
1,125,000	Massachusetts DFA Revenue, Merrimack College Issue, NATL, 5.200% due 7/1/32	984,263
6,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, AGC, 6.125% due 1/1/22(a)	6,311,700
	Massachusetts State:
	DFA Revenue, Boston University:
3,000,000	5.000% due 10/1/29(e)	3,027,630
3,500,000	AMBAC, 5.000% due 10/1/39	3,451,700
	HEFA Revenue:
1,500,000	Berklee College of Music, 5.000% due 10/1/32	1,495,845
9,000,000	Suffolk University, 5.750% due 7/1/39	8,824,050
5,000,000	Housing Finance Agency, Revenue, 7.000% due 12/1/38	5,500,100
4,000,000	Special Obligation Dedicated Tax Revenue, NATL/FGIC, 5.500% due 1/1/34	4,260,560
	Total Massachusetts	36,359,744
	Michigan — 1.9%
	Michigan State:
	COP, AMBAC:
2,345,000	5.500% due 6/1/19(b)	2,404,258
6,000,000	5.500% due 6/1/27(b)	6,151,620
1,500,000	Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, 5.375% due 12/1/23	1,516,710
4,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	4,712,360
	Total Michigan	14,784,948
	Minnesota — 0.2%
1,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA, 5.625% due 2/1/26	1,508,655
240,000	Minnesota State Housing Financing Agency, Single-Family Mortgage, 5.500% due 1/1/17	240,389
	Total Minnesota	1,749,044

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Missouri — 1.8%
$1,500,000	Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, FSA, 5.100% due 3/1/22	$1,616,295
1,000,000	Kansas City, MO, Water Revenue, 5.250% due 12/1/32	1,058,770
6,000,000	Missouri State, HEFA Revenue, Childrens Mercy Hospital, 5.625% due 5/15/39	5,944,380
5,000,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	5,166,300
	Total Missouri	13,785,745
	Montana — 1.0%
9,400,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	7,675,946
	Nebraska — 0.4%
3,000,000	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC, 5.000% due 1/1/25	3,112,050
	Nevada — 1.7%
12,750,000	Reno, NV, Hospital Revenue, Washoe Medical Centre, FSA, 5.500% due 6/1/33	12,792,840
	New Jersey — 5.6%
8,000,000	New Jersey Health Care Facilities Financing Authority Revenue, Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,049,280
	New Jersey State:
	Higher Education Assistance Authority, Student Loan Revenue:
12,320,000	5.625% due 6/1/30	13,257,182
10,000,000	Student Loan, AGC, 6.125% due 6/1/30(a)*	10,481,800
2,395,000	Highway Authority, Garden State Parkway General Revenue, 5.625% due 1/1/30(b)	2,428,985
6,915,000	Housing & Mortgage Finance Agency Revenue, 6.375% due 10/1/28	7,534,791
1,350,000	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,389,083
	Total New Jersey	43,141,121
	New Mexico — 0.7%
5,000,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services, 6.125% due 8/1/28	5,449,800
	New York — 10.4%
	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters:
13,000,000	5.250% due 10/1/35	12,800,190
8,985,000	5.500% due 10/1/37	8,984,281
24,570,000	Long Island Power Authority, NY, Electric System Revenue, 6.000% due 5/1/33	27,411,029
	New York City, NY:
5,100,000	Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, FGIC, 5.000% due 7/1/25	5,249,736
6,000,000	Municipal Water Finance Authority, Water & Sewer System Revenue, 5.250% due 6/15/25	6,217,740

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New York — 10.4% continued
$4,000,000	TFA, Building Aid Revenue, 5.000% due 1/15/32	$4,052,400
	New York State Dormitory Authority Revenue:
5,000,000	State University Educational Facility, FSA, 5.500% due 5/15/30(b)	5,168,400
1,000,000	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,040,970
3,000,000	New York State Thruway Authority, Highway & Bridge, Transportation Fund, FGIC, 5.400% due 4/1/17(b)	3,080,760
5,720,000	Rensselaer County, NY, IDA, Civic Facility Revenue, Rensselaer Polytechnic Institute, 5.000% due 3/1/26	5,943,195
	Total New York	79,948,701
	North Carolina — 0.5%
1,615,000	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC, 5.250% due 6/1/24	1,737,159
	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, AMBAC:
1,000,000	5.000% due 6/1/23	1,008,920
1,250,000	5.000% due 6/1/33	1,157,262
	Total North Carolina	3,903,341
	North Dakota — 1.9%
13,885,000	North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance, 5.625% due 1/1/39	14,380,695
	Ohio — 4.3%
1,000,000	Garfield Heights, OH, City School District, School Improvement, FSA, 5.000% due 12/15/22	1,055,960
	Hamilton County, OH:
2,000,000	Hospital Facilities Revenue, Cincinnati Childrens Hospital, FGIC, 5.250% due 5/15/23	1,943,600
5,075,000	Sales Tax Revenue, AMBAC, 5.250% due 12/1/32	5,091,037
7,500,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,457,550
5,990,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC, 5.375% due 11/15/29	5,993,654
3,025,000	Muskingum County, OH, GO, Refunding & County Facilities Improvement, NATL, 5.125% due 12/1/19(b)	3,085,500
1,805,000	Ohio State Revenue, Revitalization Project, AMBAC, 5.000% due 4/1/21	1,922,578
1,500,000	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20(b)	1,574,625
	Summit County, OH, GO, FGIC:
1,000,000	5.000% due 12/1/21	1,052,180
500,000	5.000% due 12/1/22	525,070
1,500,000	Trumbull County, OH, GO, NATL, 5.200% due 12/1/20	1,577,295
1,500,000	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC, 5.625% due 12/1/20(b)	1,586,430
	Total Ohio	32,865,479

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oregon — 0.8%
$3,210,000	Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System, 5.750% due 5/1/16	$3,328,224
1,680,000	Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program, 5.050% due 7/1/26(a)	1,672,474
1,000,000	Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives, 5.000% due 5/1/32	1,001,920
	Total Oregon	6,002,618
	Pennsylvania — 1.4%
10,755,000	Pennsylvania State, Public School Building Authority, Lease Revenue, Philadelphia School District Project, FSA, 5.000% due 6/1/33	10,740,158
	Puerto Rico — 1.6%
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
8,000,000	5.750% due 8/1/37	8,117,760
4,000,000	6.000% due 8/1/42	4,105,760
	Total Puerto Rico	12,223,520
	Rhode Island — 0.7%
5,000,000	Rhode Island State, Health & Educational Building Corp., Revenue, Hospital Financing, 7.000% due 5/15/39	5,481,150
	South Carolina — 0.7%
2,025,000	Berkeley County, SC, Water & Sewer Revenue, FSA, 5.000% due 6/1/23	2,163,105
3,000,000	South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC, 5.000% due 10/1/23	3,175,200
	Total South Carolina	5,338,305
	Tennessee — 1.6%
880,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	880,088
5,420,000	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, AMBAC, 5.125% due 11/1/21(b)	6,076,470
6,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.250% due 9/1/26	5,569,980
	Total Tennessee	12,526,538
	Texas — 4.5%
5,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(a)(d)	4,894,700
1,250,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(a)(f)	769,588
	Dallas-Fort Worth, TX:
5,000,000	International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(a)	2,711,350
5,000,000	International Airport Revenue, NATL, 6.000% due 11/1/23(a)	5,018,350
1,000,000	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, 5.750% due 7/1/27(c)	1,216,140
	North Texas Tollway Authority Revenue:
5,000,000	5.750% due 1/1/33	5,090,200
15,000,000	5.750% due 1/1/40	15,211,950
	Total Texas	34,912,278

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Virginia — 0.4%
$3,000,000	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.875% due 6/1/17	$3,128,910
	West Virginia — 0.3%
1,925,000	West Virginia State Housing Development Fund, Housing Finance Revenue, 5.300% due 5/1/24	1,944,962
	Wisconsin — 1.4%
7,500,000	Wisconsin State General Revenue, Appropriation Revenue, 6.000% due 5/1/36	8,282,325
	Wisconsin State HEFA Revenue:
1,100,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,104,785
1,250,000	Medical College of Wisconsin Inc. Project, NATL, 5.400% due 12/1/16	1,250,300
	Total Wisconsin	10,637,410
	Wyoming — 1.8%
13,890,000	Wyoming CDA, Housing Revenue, 5.600% due 6/1/35(a)	13,871,249
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $719,218,428)	754,101,919
SHORT-TERM INVESTMENTS — 1.8%
	California — 0.4%
	California State:
200,000	Department of Water Resources, Power Supply Revenue, Subordinated, LOC-Bank of America, 0.190%, 12/1/09(g)	200,000
300,000	GO, Kindergarten-University, LOC-Citibank N.A., 0.190%, 12/1/09(g)	300,000
100,000	Irvine, CA, Improvement Bond Act 1915, Revenue, Limited Obligation, Reassessment District 85-7, FSA, SPA-Dexia Credit Local, 0.240%, 12/1/09(g)	100,000
2,300,000	Sacramento County, CA, Sanitation District Financing Authority Revenue, LIQ-Bank of America N.A., 0.200%, 12/1/09(g)	2,300,000
	Total California	2,900,000
	Massachusetts — 0.0%
200,000	Massachusetts State, GO, Central Artery, SPA-State Street Bank & Trust Co., 0.210%, 12/1/09(g)	200,000
	Minnesota — 0.0%
100,000	Robbinsdale, MN, Revenue, North Memorial Health Care, LOC-Wells Fargo Bank N.A., 0.170%, 12/1/09(g)	100,000
	New Jersey — 0.7%
1,500,000	Mercer County, NJ, Improvement Authority Revenue, Atlantic Foundation Project, LOC-Bank of America N.A., 0.200%, 12/1/09(g)	1,500,000
4,000,000	New Jersey EDA, Gas Facilities Revenue, Pivotal Utility Holdings Inc., LOC-Wells Fargo Bank N.A., 0.170%, 12/1/09(g)	4,000,000
	Total New Jersey	5,500,000
	New York — 0.4%
	New York City, NY, GO:
100,000	FSA, SPA-State Street Bank & Trust Co., 0.240%, 12/1/09(g)	100,000
300,000	LOC-Dexia Credit Local, 0.210%, 12/1/09(g)	300,000

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New York — 0.4% continued
	Subordinated:
$100,000	FSA, SPA-Dexia Credit Local, 0.210%, 12/1/09(g)	$ 100,000
1,220,000	LOC-Bank of New York, 0.180%, 12/1/09(g)	1,220,000
1,800,000	New York State Dormitory Authority Revenue, Rockefeller University, SPA-JP Morgan Chase, 0.200%, 12/3/09(g)	1,800,000
	Total New York	3,520,000
	Puerto Rico — 0.2%
	Commonwealth of Puerto Rico, GO:
500,000	Public Improvements, FSA, SPA-Dexia Credit Local, 0.170%, 12/1/09(g)	500,000
1,000,000	Refunding, Public Improvements, FSA, LOC-Wachovia Bank N.A., 0.170%, 12/1/09(g)	1,000,000
	Total Puerto Rico	1,500,000
	Virginia — 0.1%
400,000	Roanoke, VA, IDA, Hospital Revenue, Carilion Health Systems, FSA, SPA-Wachovia Bank N.A., 0.200%, 12/1/09(g)	400,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $14,120,000)	14,120,000
	TOTAL INVESTMENTS — 100.0% (Cost — $733,338,428#)	$768,221,919

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.
(e)	Security is purchased on a when-issued basis.
(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

*	All or a portion of this security is held at the broker as collateral for futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AGC	–	Assured Guaranty Corporation — Insured Bonds
	AMBAC	–	American Municipal Bond Assurance Corporation — Insured Bonds
	CDA	–	Community Development Authority
	COP	–	Certificate of Participation
	DFA	–	Development Finance Agency
	EDA	–	Economic Development Authority
	EFA	–	Educational Facilities Authority
	FGIC	–	Financial Guaranty Insurance Company — Insured Bonds
	FHA	–	Federal Housing Administration
	FNMA	–	Federal National Mortgage Association
	FSA	–	Financial Security Assurance — Insured Bonds
	GNMA	–	Government National Mortgage Association

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
IDA	–	Industrial Development Authority
LIQ	–	Liquidity Facility
LOC	–	Letter of Credit
MFH	–	Multi-Family Housing
NATL	–	National Public Finance Guarantee Corporation — Insured Bonds
PCR	–	Pollution Control Revenue
RDA	–	Redevelopment Agency
SPA	–	Standby Bond Purchase Agreement — Insured Bonds
TFA	–	Transitional Finance Authority
USD	–	Unified School District

SUMMARY OF INVESTMENTS BY INDUSTRY*

Health care	19.7%
Pre-refunded/escrowed to maturity	11.4
Power	10.0
Transportation	9.6
Housing	9.0
Industrial revenue	9.0
Education	8.8
Special tax obligation	5.6
Leasing	4.8
Water & sewer	3.8
Local general obligation	3.2
Other	1.6
Solid waste/resource recovery	1.0
State general obligation	0.7
Short-term investments	1.8
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2009 and are subject to change.

RATINGS TABLE†

S&P/Moody’s/Fitch‡
AAA/Aaa	15.6%
AA/Aa	32.7
A	41.6
BBB/Baa	3.9
BB/Ba	0.9
CCC/Caa	0.5
A-1/VMIG1	1.8
NR	3.0
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 12 and 13 for definitions of ratings.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	11

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

12	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

November 30, 2009

ASSETS:
Investments, at value (Cost — $733,338,428)	$768,221,919
Interest receivable	12,022,974
Receivable for securities sold	120,530
Prepaid expenses	57,604
Total Assets	780,423,027
LIABILITIES:
Payable for securities purchased	3,000,000
Investment management fee payable	351,258
Due to custodian	61,844
Directors’ fees payable	49,047
Distributions payable to Auction Rate Cumulative Preferred Stockholders	15,862
Accrued expenses	75,636
Total Liabilities	3,553,647
Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares for each series authorized and issued at $25,000 for each share) (Note 5)	250,000,000
TOTAL NET ASSETS	$526,869,380
NET ASSETS:
Par value ($0.001 par value; 41,916,371 common shares issued and outstanding; 500,000,000 common shares authorized)	$ 41,916
Paid-in capital in excess of par value	509,791,076
Undistributed net investment income	9,979,212
Accumulated net realized loss on investments and futures contracts	(27,826,315)
Net unrealized appreciation on investments	34,883,491
TOTAL NET ASSETS	$526,869,380
Shares Outstanding	41,916,371
Net Asset Value	$12.57

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2009

INVESTMENT INCOME:
Interest	$20,943,046
EXPENSES:
Investment management fee (Note 2)	2,102,719
Auction participation fees (Note 5)	142,151
Directors’ fees	116,424
Legal fees	65,771
Shareholder reports	30,898
Audit and tax	30,526
Auction agent fees	23,940
Transfer agent fees	22,857
Stock exchange listing fees	14,236
Insurance	9,103
Rating agency fees	6,914
Custody fees	5,387
Miscellaneous expenses	8,135
Total Expenses	2,579,061
NET INVESTMENT INCOME	18,363,985
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain From:
Investment transactions	6,961,475
Futures contracts	425,913
Net Realized Gain	7,387,388
Change in Net Unrealized Appreciation/Depreciation From Investments	21,572,964
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	28,960,352
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(586,533)
INCREASE IN NET ASSETS FROM OPERATIONS	$46,737,804

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	15

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (unaudited) AND THE YEAR ENDED MAY 31, 2009	NOVEMBER 30	MAY 31
OPERATIONS:
Net investment income	$ 18,363,985	$ 35,011,186
Net realized gain (loss)	7,387,388	(122,536)
Change in net unrealized appreciation/depreciation	21,572,964	(17,154,366)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(586,533)	(5,640,128)
Increase in Net Assets From Operations	46,737,804	12,094,156
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(14,461,006)	(23,263,108)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(14,461,006)	(23,263,108)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (860 shares issued)	10,096	—
Increase in Net Assets From Fund Share Transactions	10,096	—
INCREASE (DECREASE) IN NET ASSETS	32,286,894	(11,168,952)
NET ASSETS:
Beginning of period	494,582,486	505,751,438
End of period*	$526,869,380	$494,582,486
* Includes undistributed net investment income of:	$9,979,212	$6,662,766

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$11.80	$12.07	$12.04	$11.96	$11.73	$11.73
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.44	0.83	0.78	0.77	0.75	0.72
Net realized and unrealized gain (loss)	0.69	(0.41)	0.01	0.08	0.20	0.03
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.01)	(0.13)	(0.22)	(0.22)	(0.17)	(0.10)
Total income from operations	1.12	0.29	0.57	0.63	0.78	0.65
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.35)	(0.56)	(0.54)	(0.55)	(0.55)	(0.65)
NET ASSET VALUE, END OF PERIOD	$12.57	$11.80	$12.07	$12.04	$11.96	$11.73
MARKET PRICE, END OF PERIOD	$12.16	$11.10	$11.13	$11.18	$10.79	$10.72
Total return, based on NAV[2,3]	9.69%	3.19%	5.30%	5.71%	7.29%	6.11%[4]
Total return, based on Market Price[3]	12.80%	5.27%	4.57%	8.81%	5.91%	4.07%
NET ASSETS, END OF PERIOD (000s)	$526,869	$494,582	$505,751	$504,471	$501,256	$491,566
RATIOS TO AVERAGE NET ASSETS BASED ON COMMON SHARES OUTSTANDING[5]:
Gross expenses	1.00%[6]	1.16%	1.09%	1.08%[7]	1.14%	1.28%
Net expenses	1.00 [6]	1.16	1.09	1.07 [7,8]	1.14 [8]	1.28
Net investment income	7.15 [6]	7.59	6.47	6.38	6.36	6.12
PORTFOLIO TURNOVER RATE	18%	49%	40%	23%	11%	7%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$250,000	$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	77,687	74,458	75,575	75,447	75,126	74,157
Involuntary Liquidating Preference Per Share[9]	25,000	25,000	25,000	25,000	25,000	25,000

1	For the six months ended November 30, 2009 (unaudited).
2

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
5	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

8	Reflects fee waivers and/or expense reimbursements.
9	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157)(“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices

18	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$754,101,919	—	$754,101,919
Short-term investments†	—	14,120,000	—	14,120,000
Total investments	—	$768,221,919	—	$768,221,919

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends out of the funds legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMFPA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets, plus the aggregate liquidation value of the Fund’s preferred stock.

20	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$136,316,474
Sales	132,018,118

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,581,138
Gross unrealized depreciation	(9,697,647)
Net unrealized appreciation	$34,883,491

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2009. The table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$425,913	—	$425,913

At November 30, 2009, the Fund did not have any derivative instruments.

5. Auction rate cumulative preferred stock

As of November 30, 2009, the Fund had 2,000 outstanding shares of each of ARCPS Series M, Series T, Series W, Series Th and Series F. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain

Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.350% to 0.579% during the six months ended November 30, 2009. At November 30, 2009, the dividend rates in effect were as follows:

	SERIES M	SERIES T	SERIES W	SERIES TH	SERIES F
Dividend Rates	0.457%	0.442%	0.442%	0.442%	0.442%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption if the Fund is in default of certain coverage requirements, at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended November 30, 2009, the Fund incurred auction participation fees of $142,151 for CGM’s services as the participating broker/dealer.

6. Distributions subsequent to November 30, 2009

On November 16, 2009, the Board of Directors declared three dividends, each in the amount of $0.060 per share, payable on December 28, 2009, January 29, 2010 and February 26, 2010 to shareholders of record on December 18, 2009, January 22, 2010 and February 19, 2010, respectively.

7. Capital loss carryforward

As of May 31, 2009, the Fund had a net capital loss carryforward of approximately $27,502,006, of which $1,770,048 expires in 2011 and $25,731,958 expires in 2013. These amounts will be available to offset any future taxable capital gains.

22	Western Asset Managed Municipals Fund Inc. 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory function being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Western Asset Managed Municipals Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of all funds classified by Lipper as leveraged general municipal debt closed-end funds regardless of asset size. The Board noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of its Performance Universe showed, among other things, that the Fund’s

24	Western Asset Managed Municipals Fund Inc.

performance for the 1- and 3- year periods ended June 30, 2009 in each case was ranked first among the 58 funds in the Performance Universe for those periods; that its performance for the 5-year period ended June 30, 2009 was ranked first among the 57 funds in the Performance Universe for that period; and that its performance for the 10-year period ended June 30, 2009 was ranked sixth among the 41 funds in the Performance Universe for that period. The Board also considered the Fund’s performance in relation to its benchmarks and in absolute terms, as well as the volatile market conditions during 2008.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and fifty-six other leveraged general municipal debt closed-end funds, as classified by Lipper. The Expense Universe funds had net common share assets ranging from $11.0 million to $890.5 million. Twenty-one of the other funds in the Expense Universe were larger than the Fund and thirty-five were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed that the Fund’s contractual Management Fee was ranked in the second quintile of the Expense Universe and was better than the Expense Universe median on the basis of common share assets. The actual Management Fee (i.e., giving in effect to a voluntary fee waiver implemented by the Manager) on the basis of common share assets only was ranked in the third quintile of the Expense Universe and was slightly better than the Expense Universe median but on the basis of both common share and leveraged assets was ranked in the fourth quintile of the Expense Universe and was slightly worse than the Expense Universe median. The Board noted that the Fund’s actual total expenses were

Western Asset Managed Municipals Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

better than the median for the Expense Universe on both a common share assets only basis and on a common share and leveraged assets basis, ranking in the first quintile of the Expense Universe.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated

26	Western Asset Managed Municipals Fund Inc.

that profitability to the Manager in providing services to the Fund had decreased by 1 percent over the period covered by the analysis. Under the circumstances, the Board concluded that the Manager’s profitability remained at a reasonable level in light of the nature, extent and overall quality of the services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard them as unreasonable under the circumstances.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Managed Municipals Fund Inc.	27

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 25, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEES	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD	PREFERRED SHARES VOTED FOR ELECTION	PREFERRED SHARES WITHHELD
Carol L. Colman	39,737,440	566,506	9,731	71
Paolo M. Cucchi	N/A	N/A	9,731	71
R. Jay Gerken	39,786,762	517,184	9,731	71

At November 30, 2009, in addition to Carol L. Colman, Paolo M. Cucchi and R. Jay Gerken the other Directors of the Fund were as follows:

Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

28	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Managed Municipals Fund Inc.	29

Dividend reinvestment plan (unaudited) continued

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

30	Western Asset Managed Municipals Fund Inc.

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Western Asset Managed Municipals Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Auction agent
William R. Hutchinson	Deutsche Bank
Riordan Roett	60 Wall Street
Jeswald W. Salacuse	New York, New York 10005

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Boston, Massachusetts 02111
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Transfer agent
American Stock Transfer & Trust Company
Ted P. Becker	59 Maiden Lane
Chief Compliance Officer	New York, New York 10038

Robert I. Frenkel	Independent registered public accounting firm
Secretary and Chief Legal Officer	KPMG LLP
345 Park Avenue
Thomas C. Mandia	New York, New York 10154
Assistant Secretary
Legal counsel
Albert Laskaj	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
MMU
Western Asset Managed Municipals Fund Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010152 1/10 SR09-995

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

      The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	January 28, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed Municipals Fund Inc.

Date:	January 28, 2010